UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 23, 2009 (March 23, 2009)

WOLVERINE TUBE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12164	63-0970812
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 Clinton Avenue Wests, Suite 1000 Huntsville, Alabama	35801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (256) 353-1310

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events

On March 23, 2009, Wolverine Tube, Inc. issued a press release announcing that the previously announced exchange offer and consent solicitation (the “Offer”) for its 10½% Senior Notes due 2009 (CUSIP No. 978093AE2) (the “Existing Notes”) is open to all holders of the Existing Notes.  Holders of Existing Notes that wish to participate in the Offer may contact D.F. King & Co., Inc., the information agent for the Offer, at (800) 901-0068 or (212) 269-5550 (for banks and brokers only).

A copy of the press release dated March 23, 2009 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits

(d)           Exhibits:

The following exhibits are incorporated by reference herein:

99.1	Press Release dated March 23, 2009

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

WOLVERINE TUBE, INC.

Date: March 23, 2009	By:	/s/ David A. Owen
		Name:	David A. Owen
		Title:	Senior Vice President, Chief Financial Officer and Secretary